UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 30, 2024, the Company issued a press release providing an update on the on the closing of its previously announced merger with Empire Diversified Energy, Inc. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K and in the Press Release that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions of the Company’s management team. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “desires,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements are subject to various risks and uncertainties and, therefore, may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of the Company’s operations, target basins, and volumes transported and processed, statements about the Company’s desired financial model, as well as the Company’s plans, objectives, expectations and intentions for the future. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Current Report on Form 8-K and the Press Release, including the documents incorporated by reference herein, may be found in the Company’s filings with the Securities Exchange Commission (the “SEC”), including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Report on Form 8-K filed with the SEC, as well as the Company’s other filings with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report on Form 8-K and in the Press Release, and in the other documents the Company files with the SEC, are made only as of the date of this Current Report on Form 8-K and, as applicable, the date of the other documents the Company files with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report on Form 8-K and the other documents the Company files with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Exhibit No.	Title
99.1	Press Release Providing Update on Closing of Merger with Empire Diversified Energy
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: November 4, 2024	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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